UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement

Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TABATHA III, INC.

(Name of Issuer as specified in its charter)

(Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

TABATHA III, INC.

1926 So. Oswego Way
Denver, Colorado 80014

NOTICE OF SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF SHAREHOLDERS

to be held Monday, November 3, 2003

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of Tabatha III, Inc. (the "Company") will be held on Monday, November 3, 2003 at 4:00 p.m. local time, at 4001 Discovery Lane, Boulder, Colorado 80303 to act on the following matters:

     1.     To elect the three members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Shareholders to be held in 2004 or until the successors are duly elected and qualified;

      2.     To consider and vote upon a proposal to ratify the selection of Comiskey & Co. as the independent auditors for the Company for the fiscal year ended June 30, 2003;

      3.     To consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to change the name of the Company to Worldwide Manufacturing USA, Inc. ("Worldwide"); and

      4.     To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors fixed the close of business on September 30, 2003 as the record date for determining those stockholders who will be entitled to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

Representation in person or by proxy of the holders of the majority of the shares outstanding and entitled to vote will constitute a quorum for the meeting. All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person, even if the shareholder has previously returned a proxy.

By Order of the Board of Directors

Robert L. Smith
President

October 3, 2003

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY.

TABATHA III, INC.

1926 S. Oswego Way
Aurora, Colorado 80014

____________________

Proxy Statement for

2003 Special Meeting of Shareholders

The enclosed Proxy is solicited on behalf of Tabatha III, Inc., (the "Company") for use at the 2003 Special Meeting of Shareholders (the "Special Meeting") to be held on Monday, November 3, 2003, at 4:00 p.m., local time, and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders.

The Special Meeting will be held at 4001 Discovery Lane, Boulder, Colorado 80303. The Company's principal executive office is located at 1926 S. Oswego Way, Aurora, Colorado 80014. The Company's telephone number is (303)752-4637.

These proxy solicitation materials were mailed on or about October 13, 2003, to all shareholders entitled to vote at the Special Meeting. A copy of the Company's 10KSB for fiscal year ending June 30, 2003 accompanies this proxy statement.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date

Shareholders of record at the close of business on September 30, 2003 (the "Record Date") are entitled to notice of the meeting and to vote at the meeting. As of the Record Date, 30,000,000 shares of the Company's Common Stock (the "Common Stock") were issued and outstanding and entitled to vote at the Special Meeting. No shares of Preferred Stock were issued and outstanding as of the Record Date.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

Every shareholder voting for the election of directors is entitled to one vote for each share of Common Stock held for each of the four directors to be elected. Holders of Common Stock do not have the right to cumulate their votes in the election of directors. On all other matters, each share of Common Stock is likewise entitled to one vote on each proposal or item that comes before the meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the Company's President, who will serve as the Inspector of Elections (the "Inspector"). The Inspector will also determine whether or not a quorum is present. In general, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Colorado law for approval of proposals presented to shareholders. The Company's Bylaws provide that a quorum consists of the holders of one-third of the shares outstanding and entitled to vote and present or represented by proxy at the meeting.

Any proxy that is returned using the form of proxy enclosed and that is not marked as to a particular item will be voted for the election of all of the Company's director nominees named herein, for ratification of the appointment of the designated independent auditors, and as the proxy holders deem advisable on other matters that may properly come before the meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as present with respect to that matter.

The Inspector will treat express abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not treat express abstentions as votes in favor of approving any matter submitted to shareholders for a vote.

The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Colorado concerning voting of shares and determination of a quorum.

The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Certain of the Company's directors, officers, and employees, without additional compensation, also may solicit proxies personally or by telephone, letter or facsimile.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

The Company anticipates that the 2004 Annual Meeting of Stockholders will be held in June 2004. Therefore, proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 2004 Annual Meeting of Stockholders must be received by the Company no later than February 28, 2004 (approximately 120 days before the meeting), in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

PRINCIPAL SHARE OWNERSHIP

The Record Date for purposes of determining the shareholders entitled to vote at the Special Meeting was September 30, 2003. As of the Record Date, the Company had a total of 30,000,000 shares of Common Stock issued and outstanding.

The following table sets forth information, as of September 30, 2003, with respect to the beneficial ownership of the Company's common stock by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's common stock; (ii) each director; (iii) named executive officers; and (iv) all current named executive officers and directors as a group:

Name and Address	Number of Shares Owned Beneficially	Percent of Class
Jimmy Wang (1) Worldwide Manufacturing USA, Inc. 1142 Cherry Ave. San Bruno, California 94066	27,900,000 (2)	46.5%
Mindy Wang (1) Worldwide Manufacturing USA, Inc. 1142 Cherry Ave. San Bruno, California 94066	27,900,000 (2)	46.5%
John Ballard(1) 6754 W. Hinsdale Place Littleton, CO 80123	847,500	2.8%
All directors and executive officers as a group (3 in number)	28,747,500	96%

(1) The person listed is an officer, a director, or both, of the Company.
(2) Pursuant to the Share Exchange Agreement, Jimmy and Mindy Wang received 13,950,000 shares each. Jimmy and Mindy Wang are husband and wife. Each holds directly 13,950,000 shares, but may be deemed to beneficially own the shares owned by the other.

EXECUTIVE COMPENSATION

During the fiscal year ended June 30, 2003, no executive officer received compensation from the Company.

No director was paid compensation for any services as a director during the fiscal year ended June 30, 2003.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

To the best knowledge and belief of the Company, each of the directors, officers or beneficial owners of more than 10% of the Company's securities named herein has filed all reports required to be filed by Section 16(a).

PROPOSAL ONE

ELECTION OF DIRECTORS

A board of three (3) directors is to be elected at the Special Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's three nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

Name of Nominee	Age	Position Held and Tenure
Jimmy Wang	48	CEO and President since September 2003
Mindy Wang	46	Secretary and Treasurer since September 2003
John Ballard	45	Chief Financial Officer since July 2003

Biographical Information.

Jimmy Wang, President and Chief Executive Officer

Jimmy Wang has over twelve years experience in a wide range of component manufacturing. From 1993 to the present, Mr. Wang has been President and CEO of Worldwide Manufacturing USA, Inc. From 1990 to 1995, Mr. Wang was the Sales Manager from MP World Manufacturing, Inc., and was responsible for increasing the company's sales from $2,000,000 to $8,000,000. In 1993, Mr. Wang founded Worldwide Manufacturing USA, Inc. In 1990, Mr. Wang earned a Masters Degree in Applied Economics from the University of Minnesota, and in 1982 received a Bachelors of Science Degree in Economics from the Shanghai Institute of Foreign Trade.

Mindy Wang, Secretary and Treasurer

Mindy Wang has over twelve years of accounting and financial management experience with Technology Power and Worldwide Manufacturing. From 1993 to the present, Ms. Wang has been Controller of Worldwide Manufacturing USA, Inc. In 1993, Ms. Wang co-founded Worldwide Manufacturing. Ms. Wang earned a Bachelors Degree in International Business from the University of California at Los Angeles Institute of Economics and Management in Beijing and attended the Master's program of the Business Education of the University of Minnesota.

Jimmy and Mindy Wang are husband and wife. Each holds directly 13,950,000 shares, but may be deemed to beneficially own the shares owned by the other.

John Ballard, Chief Financial Officer

John Ballard has more than fifteen years of business management, project management, and accounting experience. From January 2002 to the present, Mr. Ballard has been a financial consultant and director of Reveal Systems, Inc., a software development company and internet provider based in Longmont, Colorado. Mr. Ballard was the Chief Financial Officer of Call Solutions Inc., a publicly traded company, from October 1999 to November 2002. Call Solutions was in the business of opening call centers. From 1988 to 1993, Mr. Ballard was Chief Financial Officer for a chain of retail stores in Denver. Mr. Ballard holds a Bachelor of Science Degree in Management and Marketing from the University of Colorado where he graduated Magna Cum Laude. Mr. Ballard also holds a Masters of Business in Administration from Regis University

Meetings and Committees of the Board of Directors

The Board of Directors of the Company held two formal meetings during the fiscal year ended June 30, 2003. All incumbent directors attended 100% of the Board meetings held during their respective tenures, either in person, or telephonically.

The Board of Directors does not have nominating or compensation committees, or committees performing similar functions. We do not have an audit committee. The entire Board of Directors serves as the audit committee. Because of the small size of the Company and the risk attendant to a small public company, we are currently unable to attract an audit committee financial expert to our Board of Directors.

Compensation of Directors

The Company's directors do not receive compensation for service on the Board of Directors or their attendance at Board meetings, but they may be reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors.

Vote required; Recommendation of the Board of Directors

With respect to the election of directors, an abstention will have the same effect as a vote withheld for the election of directors, and a broker non-vote will not be treated as voting in person or by proxy on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES SET FORTH HEREIN

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected Comiskey & Co., independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending June 30, 2004. A representative of Comiskey & Co. is expected to be present at the meeting. Such representative will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

Audit Fees

During the year ended June 30, 2003, Comiskey & Co. billed the Company approximately $853 for professional services rendered for the audit of the Company's consolidated financial statements for such period and approximately $900 for the review of the consolidated financial statements included in the Quarterly Reports on Form 10-QSB during such period.

All Other Fees

During the year ended June 30, 2003, Comiskey & Co. did not bill the Company any fees related to tax and other non-audit services.

Vote Required: Recommendation of Board of Directors

The Board of Directors has conditioned its appointment of the Company's independent certified public accountants upon receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Special Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event the shareholders do not approve the selection of Comiskey & Co., the Board of Directors will reconsider the appointment of the independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL THREE

AMENDMENT TO ARTICLES OF INCORPORATION

On September 30, 2003, the Board of Directors unanimously approved, and recommends that the stockholders approve, a proposed amendment to Article I of the Company's Articles of Incorporation to change its name to "Worldwide Manufacturing USA, Inc." The proposed amendment would restate Article First of the Company's Articles of Incorporation as follows:

FIRST: The name of the Company is Worldwide Manufacturing USA, Inc.

The Board of Directors believes that the new name more accurately reflects the scope of the Company's business.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE CHANGE OF THE CORPORATION'S NAME.

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Company may recommend.

THE BOARD OF DIRECTORS

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF

TABATHA III, INC.

This Proxy Is Being Solicited On Behalf Of The Board of Directors Proxy

PLEASE SIGN AND RETURN IMMEDIATELY

The undersigned Shareholder of Tabatha III, Inc. (the "Company") does hereby nominate, constitute and appoint Jimmy Wang, Mindy Wang and John Ballard and each of them (with full power to act alone) as my true and lawful attorney, with full power of substitution, for me and in my name, place and stead, to vote all of the shares of Common Stock of the Company standing in my name and on its books on September 30, 2003, at the Special Meeting of Shareholders to be held at 4001 Discovery Lane, Boulder Colorado 80395, on Monday, November 3, 2003 at 4:00 P.M., or at any adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present, but in accordance with the following specific instructions:

1. ELECTION OF DIRECTORS - vote my shares of Common Stock for the election of directors of the Company for the ensuing year as follows:

(INSTRUCTION: Select only one of the following instructions by marking an "X" in the space preceding the desired selection. IF NO SELECTION IS MADE, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE YOUR SHARES OF STOCK FOR ALL OF THE NOMINEES LISTED BELOW)

[ ] FOR all of the nominees listed below:

Jimmy Wang, Mindy Wang and John Ballard

[ ] FOR all of the aforesaid nominees except:

(Print clearly the name(s) of the nominee(s) for whom you do not want your vote to be cast)

[ ] NONE of the aforesaid nominees

2. RATIFICATION OF APPOINTMENT OF COMISKEY & CO. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2003 - Vote my shares of Common Stock as follows:

(INSTRUCTION: Mark an "X" in the space preceding the desired selection. IF NO SELECTION IS MADE, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE YOUR SHARES OF STOCK FOR APPROVAL)

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3. PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY. - Vote my shares of Common Stock as follows:

(INSTRUCTION: Mark an "X" in the space preceding the desired selection. IF NO SELECTION IS MADE, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE YOUR SHARES OF STOCK FOR APPROVAL)

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4. OTHER MATTERS - upon such other matters as may properly come before the meeting or any adjournment thereof, vote or withhold voting my shares of common stock of the Company in such manner as my proxy herein appointed deems appropriate in my proxy's the sole and absolute discretion.

Management knows of no other matter that may properly be, or which is likely to be brought before the meeting. However, if any other matters are properly presented at said meeting, this proxy shall be voted in accordance with the recommendations of management.

DATED:

(Signature of Shareholder)

(Signature of Shareholder)

(Signature of Shareholder)

If signing as Attorney, Executor, Administrator,
Guardian, Trustee or other representative capacity,
please indicate your full title. If there is more than
one person serving in such capacity, all should
sign. ALL OF THE OWNERS OF STOCK HELD
IN JOINT NAME MUST SIGN